UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 19, 2011

Heron Lake BioEnergy, LLC

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-51825	41-2002393
(Commission File Number)	(I.R.S. Employer Identification No.)

91246 390th Avenue Heron Lake, MN	56137-1375
(Address Of Principal Executive Offices)	(Zip Code)

(507) 793-0077

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and therefore omitted.

ITEM 8.01      OTHER EVENTS.

On July 2, 2010, in conjunction with the recapitalization efforts of Heron Lake BioEnergy, LLC (the “Company”) and in light of the transactions and agreements the Company entered into with Project Viking, L.L.C., the Company’s Board of Governors suspended approval of any transfers of units effective July 2, 2010.  This suspension was approved by the Board pursuant to its authority under the Company’s Member Control Agreement.  Concurrently with the suspension of approvals, the Company removed all postings on the unit bulletin board.

On November 30, 2011, in light of the recapitalization transactions the Company entered into during fiscal year 2011 and the conversion of the Company’s ethanol plant to natural gas thermal source, the Board approved the lifting of its suspension of approvals of transfers of units, with consideration of such transfers to commence at its next regularly scheduled Board meeting.  The Board will now consider approvals of any transfers of units in accordance with the Company’s Member Control Agreement and the Company’s Unit Transfer Policy, and postings on the unit bulletin board may resume.

On December 19, 2011, the Company also mailed a letter to its members to provide them with an update of the Company’s major accomplishments for calendar year 2011.  A copy of the letter is attached hereto as Exhibit 99.1.

The Company’s member update letter contains forward-looking statements.  The Company undertakes no responsibility to update any forward-looking statement.  When used, the words “believe”, “hope”, “expect”, “anticipate” and similar expressions are intended to identify forward-looking statements.  Readers should not place undue reliance on any forward-looking statements and recognize that the statements are not predictions of actual future results, which could and likely will differ materially from those anticipated in the forward-looking statements due to risks and uncertainties, including those described in our Securities and Exchange Commission filings, copies of which are available through our website or on request.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Update Letter to Members of Heron Lake BioEnergy, LLC dated December 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

By:	/s/ Robert J. Ferguson
Robert J. Ferguson
Chief Executive Officer

Date:       December 22, 2011